                                                                   EXHIBIT 10.13


When Recorded, Return to:

Martin Operating Partnership, L.P.
P.O. Box 191
4200 Stone Road
Kilgore, Texas 75663
Attn: Bob Bondurant


                                            -----------------------------------
                                            SPACE ABOVE LINE FOR RECORDER'S USE


                PURCHASER USE EASEMENT, INGRESS-EGRESS EASEMENT,
                         AND UTILITY FACILITIES EASEMENT


                  THIS PURCHASER USE EASEMENT, INGRESS-EGRESS EASEMENT, AND UTILITY FACILITIES EASEMENT (this "Agreement") is made as of the 1st day of November, 2002, by and between Martin Gas Sales LLC, a Texas limited liability company ("Grantor"), and Martin Operating Partnership L.P., a Delaware limited partnership ("Grantee").

                                   WITNESSETH:

                  WHEREAS, Grantor is the owner of that certain land located in or near the City of Beaumont, County of Jefferson, State of Texas more particularly described on Exhibit A attached hereto and made a part hereof (the "Terminal Tract") and the holder of a non-exclusive easement upon, over, under and across a certain fifty foot (50') strip of land for the maintenance of underground utility lines and for vehicular and pedestrian ingress and egress between Texas State Highway 347 and the Terminal Tract (the "Access Easement Tract") pursuant to that certain Utility and Access Easement Agreement dated April 22, 1998, recorded under County Clerk's File No. 9814113, Official Public Records of Real Property Records of Jefferson County, Texas, as amended by instrument dated October 27, 1999, recorded July 21, 2000 under County Clerk's File No. 2000027626, Official Public Records of Real Property Records of Jefferson County, Texas (as amended, the "Access Easement") (the Terminal Tract and the Access Easement Tract are collectively referred to herein as the "Grantor's Property") upon which or adjacent to which are located (a) the areas and easements identified by hatching on Exhibit B attached hereto and made a part hereof (the "Common Use Areas") and (b) additional areas and easements within Grantor's Property which have not been identified on Exhibit B attached hereto, but which are reasonably necessary or convenient for Grantee to have (i) access between the Benefited Parcel (defined below) and the Common Use Areas, and (ii) access, ingress and egress, to and from, the Common Use Areas and any and all existing streets, roadways, rights-of-way, and highways adjacent to the Grantor's Property (such additional areas and easements set forth in this subsection (b) are collectively referred to hereinafter as the "Access Routes"; the Access Routes, the Common Areas and the Grantor's Property are collectively referred to hereinafter as the "Easement Area"); and

                  WHEREAS, by conveyance of even date herewith, Grantor has conveyed to Grantee that certain land and improvements located in or near the City of Beaumont, County of Jefferson, State of Texas, which is more particularly described on Exhibit C attached hereto and made a part hereof (the "Benefited Parcel"; the Easement Area and the Benefited Parcel are collectively referred to herein as the "Parcels" and individually as a "Parcel"); and

                  WHEREAS, as part of the consideration for the conveyance of the Benefited Parcel by Grantor to Grantee, Grantor has agreed to grant to Grantee (a) a non-exclusive easement upon, under, over, across and along the Common Use Areas for purposes of using the Common Use Areas and of gaining access to the Benefited Parcel therefrom, (b) a non-exclusive easement upon, under, over, across and along the Access Routes for purposes of gaining access, ingress and egress, to and from, the Common Use Areas and any and all existing streets, roadways, rights-of-way, and highways adjacent to the Grantor's Property, and (c) a non-exclusive easement in, to, under and through Grantor's Property for purposes of using, accessing, constructing, installing, and operating certain utility facilities thereat, all upon the terms, provisions and conditions set forth in this Agreement.

                  NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00), the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, Grantor and Grantee hereby agree as follows:

                  1. Grantor does hereby give, grant and convey to Grantee and Grantee's agents, contractors, tenants, licensees, guests, invitees, grantees, employees, representatives, successors (including, without limitation, any and all successors to Grantee in title to all or any portion of the Benefited Parcel) and assigns (collectively, the "Grantee Parties") a non-exclusive, perpetual right and easement (which easement shall be appurtenant to the Benefited Parcel) upon, under, over, across and along (a) the Common Use Areas for purposes of using the Common Use Areas and gaining access to the Benefited Parcel therefrom and transporting products, steam, water and other substances through the piping and conduits within the Common Use Areas to and from the storage tanks located on the Benefited Parcel, (b) the Access Routes for purposes of gaining pedestrian, vehicular and all other reasonable modes of (i) access between the Benefited Parcel and the other Common Use Areas and (ii) access, ingress and egress, to and from, the Common Use Areas and any and all existing streets, roadways, paths, driveways, rights-of-way and highways adjacent to the Grantor's Property, from time to time and at any and all times,
(c) such other portions of Grantor's Property as are necessary to gain access to and from the Benefited Parcel, the Common Use Areas and the Access Roads, and
(d) subject to the terms of Paragraph 3 below, the Easement Area for purposes of using, accessing, constructing, placing, installing, maintaining, repairing, replacing, inspecting, patrolling, renewing, and operating, from time to time (and for the purposes of causing or permitting any third party to take any or all of the foregoing actions from time to time) on, under and through the Easement Area, gas, telephone, telecommunications, water, sanitary sewer and other utility lines, switchboxes, cables, wires and other associated fixtures, equipment and facilities (collectively, the "Grantee Utility Facilities"), in order to provide the Benefited Parcel and the Common Use Areas with utility services, and in connection with the Grantee Parties' exercise of the rights set forth in this clause (d), the right to enter upon the Easement Area for such purposes. Except as specifically set forth herein, each and all of the rights, privileges and easements conferred upon the Grantee Parties pursuant to this Agreement may be exercised by the Grantee Parties from time to time and at any time without any notice (prior or subsequent) to Grantor.

                  2. In the event that an emergency, hazardous condition or other event beyond the reasonable control of Grantee shall from time to time occur (including, without limitation, strikes, acts of god and actions of law enforcement authorities) which results in the full or partial closure of (a) the Access Routes (or any portion thereof) or (b) the roadways, paths, driveways, rights-of-way or other areas (or any portion thereof) located in the Common Use Area or other portions of Grantor's Property used by the Grantee Parties for access between, among, to, and from the Common Use Areas and the Benefited Parcel, then (in addition to, and not in lieu of, the Grantee Parties' rights and easements described in Paragraph 1 above), the Grantee Parties shall have the right, during the continuance of any such closure, to gain emergency pedestrian, vehicular and all other reasonable modes of access, ingress and egress, over any portion of the Grantor's Property as required by Grantee to gain access to and use of the Benefited Parcel and the Common Use Areas. Such right to access, ingress and egress, may be exercised by

Grantee without prior notice to Grantor, but shall be exercised in a manner that creates and allows only minimal interference with Grantor's operations conducted on the Grantor's Property.

                  3. In connection with the exercise by the Grantee Parties of their rights and easements under clause (d) of the first sentence of Paragraph 1 of this Agreement, Grantee shall provide Grantor with at least fifteen (15) days advance notice of any proposed construction, placement and installation of Grantee Utility Facilities, and the construction, placement and installation of the Grantee Utility Facilities shall not unreasonably interfere with Grantor's use, occupancy and operation of the Grantor's Property. Grantor acknowledges and agrees that any Grantee Utility Facilities may be owned and/or operated by third parties (and not by Grantee), and that (in addition to, and not in lieu of, the other rights conferred upon Grantee pursuant to this Agreement), Grantee shall have the right to confer upon any such third parties any or all of the rights to which Grantee is entitled under clause (c) of the first sentence of Paragraph 1 of this Agreement, which rights shall be exercised in accordance with and subject to the terms of this Agreement as if such third party were Grantee hereunder. Grantee shall be responsible for maintaining any Grantee Utility Facilities, at its sole cost and expense, subject to the terms set forth in Paragraph 4 below.

                  4. Grantor and its successors and assigns shall be obligated to maintain and repair the Common Use Areas and keep the Common Use Areas in good repair and condition, reasonable wear and tear excepted, including without limitation the maintenance, replacement and repair of all piping, pumps, valves, gauges, conduits, docks and other facilities located thereon; provided, however, Grantor shall have no obligation whatsoever to staff or provide employees to operate the improvements on the Benefited Parcel, except and only to the extent expressly agreed to in writing by and between Grantor or its successors or assigns and the owner of the Benefited Parcel. In the event that Grantor or its successors or assigns fail to conduct necessary items of maintenance, replacement or repair on the Common Use Areas within a reasonable time after its receipt of written notice thereof from Grantee (not to exceed ninety [90] days), then Grantee may undertake to have such items of maintenance, replacement or repair completed at Grantee's cost, and Grantor or its successor or assign shall reimburse Grantee for the reasonable cost thereof within thirty (30) days after its receipt of a detailed written invoice therefor. The foregoing maintenance, replacement, repair and reimbursement obligations of Grantor shall be covenants running with the land and shall bind the successors and assigns of Grantor. The maintenance and repair of the Access Easement Tract shall be governed by the terms and provisions of the Access Easement.

                  5. Grantor, at Grantor's sole cost and expense, shall have the right from time to time (but no more frequently than once within any three (3) year period) to relocate the Common Use Areas to an alternative location on the Grantor's Property which is acceptable to Grantee; provided, that (a) Grantor shall have delivered to Grantee at least thirty (30) days' advance notice of any such relocation (which notice shall designate with specificity the proposed alternative location of the Common Use Areas), (b) such relocation shall not materially impair (or make more expensive or more burdensome) any of the rights of use or access granted upon the Grantee Parties hereunder, (c) at all times during the period of time required in order to effect such relocation, the Grantee Parties shall have pedestrian, vehicular and other reasonable modes of access, ingress and egress, on and over the Easement Area or an alternative location reasonably designated by Grantor on and over the Grantor's Property between and among the Benefited Parcel and the Common Use Areas and to and from the Benefited Parcel and the Common Use Areas and all streets, roadways, paths, driveways, rights-of-way and highways adjacent to the Easement Area or such alternative location, (d) the physical condition and condition of title of the relocated Common Use Areas shall be reasonably acceptable to Grantee, and (e) promptly following any such relocation, Grantor shall, if Grantee so requests, execute and record with the County recorder's office an instrument reasonably acceptable to Grantee designating such new location.

                  6. The terms, conditions, rights and easements contained herein shall be covenants running with the land and shall be perpetual. This Agreement shall be recorded, and the terms and conditions contained herein shall bind, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns (including, without limitation, the respective successors in title to Grantee and Grantor to the Benefited Parcel and Easement Area).

                  7. Whenever notice is required to be given pursuant to this Agreement, the same shall be either personally delivered, sent by a nationally recognized overnight delivery service, postage prepaid, or sent via United States certified mail, return receipt requested, postage prepaid, and addressed to the parties at their respective addressed as follows:

         (a)      If to Grantor:            Martin Gas Sales LLC
                                            P.O. Box 191
                                            4200 Stone Road
                                            Kilgore, Texas 75663
                                            Fax: 903.983.6262
                                            Attn: Ruben S. Martin, III

         (b)      If to Grantee:            Martin Operating Partnership, L.P.
                                            P.O. Box 191
                                            4200 Stone Road
                                            Kilgore, Texas 75663
                                            Fax: 903.983.6262
                                            Attn: Ruben S. Martin, III

or such other addresses as any party, by written notice in the manner specified above to the other party hereto, may designate from time to time. Unless otherwise specified to the contrary in this Agreement, notice shall be deemed to have been given on the date the notice is received, if personally delivered, on the business day after the date the notice is properly sent, if sent by nationally recognized overnight delivery service, or four (4) business days after the notice is properly sent, if sent by United States certified mail.

                  8. If any term, provision or condition in this Agreement shall, to any extent, be invalid or unenforceable, the remainder of this Agreement (or the application of such term, provision or condition to persons or circumstances other than in respect of which it is invalid or unenforceable) shall not be affected thereby, and each term, provision and condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                  9. The terms and provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

                  10. The rights granted pursuant to this Agreement shall not terminate or be in any way impaired by reason of a change of the present uses of any Parcel of the present improvements or fixtures thereon.

                  11. If either of the Parcels is hereafter divided into two or more parts by separation of ownership or lease, each portion of such Parcel shall enjoy the benefits and be subject to the burdens, as applicable, of the rights, easements and restrictions created hereby.

                  12. Either party hereto (or their respective representatives, successors and assigns) may enforce this instrument by appropriate action and the prevailing party in such action shall be entitled to recover as part of its costs reasonable attorneys' fees and expenses.

                  13. The rule of strict construction does not apply to the grant of easements contained herein. These grants shall be given a reasonable construction in order that the intention of the parties to confer a commercially useable right of enjoyment to Grantee with respect to such easements shall be effectuated.

                  14. This Agreement may be executed in several counterparts, each of which shall be deemed an original; further, the signature of the parties hereto on this Agreement may be executed and notarized on separate pages, and when attached to this Agreement shall constitute one complete document.

                  15. None of the terms and provisions of this Agreement shall be deemed to create a partnership between or among the parties hereto in their respective businesses or otherwise, nor shall any terms or provisions of this Agreement cause them to be considered joint venturers or members of any joint enterprise.

                  16. Each party agrees that it will execute and deliver such other documents and take such other action as may be reasonable requested by the other party to effectuate the intention of this Agreement.

                  17. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

                  18. This Agreement cannot be changed orally or by course of conduct, and no executory agreement, oral agreement or course of conduct shall be effective to waive, change, modify or discharge it in whole or in part unless the same is in writing and is signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                  19. Grantor and Grantee agree and acknowledge that, except as expressly set forth herein, there are no intended third party beneficiaries of this Agreement nor any of the rights and privileges conferred herein.

                  20. In the event of any assignment, transfer, conveyance or sale, once or successively, of all of the right, title and interest of a Grantor in and to the Easement Area, said Grantor making such assignment, transfer, conveyance or sale shall be entirely freed and relieved of all covenants and obligations of the Grantor hereunder accruing after the date of such assignment, transfer, conveyance or sale, and the Grantee shall look solely to the assignee, transferee or purchaser with respect thereof; provided, that upon such assignment, transfer, conveyance or sale, such assignee, transferee or purchaser shall automatically, and without the necessity of further action of any kind, be deemed to have assumed all of Grantor's covenants and obligations hereunder accruing after the date of such assignment, transfer, conveyance or sale. In the event of any assignment, transfer, conveyance or sale, once or successively, of all of the right, title and interest of a Grantee in and to the Benefited parcel, said Grantee making such assignment, transfer, conveyance or sale shall be entirely freed and relieved of all covenants and obligations of the Grantee hereunder accruing after the date of such assignment, transfer, conveyance or sale, and the Grantor shall look solely to the assignee, transferee or purchaser with respect thereto; provided, that upon such assignment, transfer, conveyance or sale, such assignee, transferee or purchaser shall automatically, and without the necessity of further action of any kind, be deemed to have assumed all of Grantee's covenants and obligations hereunder accruing after the date of such assignment, transfer, conveyance or sale.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

                  GRANTOR

                  MARTIN GAS SALES, LLC,
                  a Texas limited liability company

                  By: Martin Resource Management Corporation, a Texas corporation, its sole member


                           By: /s/ ROBERT D. BONDURANT
                              --------------------------------------------------
                           Name:    Robert D. Bondurant
                           Title:   Chief Financial Officer



                  GRANTEE

                  MARTIN OPERATING PARTNERSHIP L.P.,
                  a Delaware limited partnership

                  By:      Martin Operating GP LLC,
                           a Delaware limited liability company, its general partner

                           By: Martin Midstream Partners L.P.,
                               a Delaware limited partnership, its sole member

                               By: Martin Midstream GP, LLC,
                                   a Delaware limited liability company, its
                                   general partner


                                   By: /s/ RUBEN S. MARTIN, III
                                      ---------------------------------
                                   Name:  Ruben S. Martin, III
                                   Title: President

STATE OF TEXAS               )
                             )        ss
COUNTY OF DALLAS             )

         I, Adam C. Gallegos, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that Robert D. Bondurant, personally known to me to be the Chief Financial Officer of Martin Resource Management Corporation, a Texas corporation and sole member of MARTIN GAS SALES LLC, a Texas limited liability company, and personally known to be to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such Chief Financial Officer, he signed and delivered such instrument pursuant to the authority given by such limited liability company, as his free and voluntary act and deed, and as the free and voluntary act and deed of such limited liability company, for the uses and purposes therein set forth.

                  Given under my hand and official seal this 1st day of November, 2002.

                                        /s/ ADAM C. GALLEGOS
                                        ----------------------------------------
                                        Notary Public

                                        Printed Name: Adam C. Gallegos

                                        My Commission Expires: 10/17/2004



STATE OF TEXAS           )
                         )        ss
COUNTY OF DALLAS         )

         I, Adam C. Gallegos, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that Ruben S. Martin, III, personally known to me to be the President of Martin Midstream GP, LLC, a Delaware limited liability company and general partner of Martin Midstream Partners L.P., a Delaware limited partnership and sole member of Martin Operating GP LLC, a Delaware limited liability company and general partner of MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, and personally known to be to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such President, he signed and delivered such instrument pursuant to the authority given by such limited liability company, as his free and voluntary act and deed, and as the free and voluntary act and deed of such limited liability company, for the uses and purposes therein set forth.

                  Given under my hand and official seal this 1st day of November, 2002.

                                           /s/ ADAM C. GALLEGOS
                                           -------------------------------------
                                           Notary Public

                                           Printed Name: Adam C. Gallegos

                                           My Commission Expires: 10/17/2004

                                    EXHIBIT A

                             THE GRANTOR'S PROPERTY


BEING an approximately 7.8158 acre tract or parcel of land out of and a part of that certain 208.38 acre tract out of the P.H. Humphrey League, Abstract 32, Jefferson County, Texas; which said 208.38 acre tract of land was conveyed by Stanolind Oil Purchasing Company to Texas Gulf Sulphur Company by deed dated June 15, 1950 recorded in volume 1597, Page 324, Deed Records, Jefferson County, Texas and said 7.8158 acre tract of land being more particularly described as follows:

         Note: All bearings are based on the Northeast line of a 6.615 acre tract described as Part 1 of Judgment No. 23421 in The State of Texas vs. Texas Gulf Sulphur Company dated April 27, 1966 recorded in Volume 1464, Page 486, Deed Records, Jefferson County, Texas as being North 38(0) 22'00" West.

COMMENCING at an axle found at an Ell corner of said Humphrey League and said
208.38 acre tract, same being the Northwest corner of the John A. Veatch League, Abstract 55, same being the most Southerly Southeast corner o the Jeff & James Chaison Survey, Abstract 435, Jefferson County, Texas and being the most Southerly Southeast corner of a 150 acre tract as conveyed by Perry McFaddin Duncan, Camelia B. McFaddin, Di Vernon McFaddin and husband, E.G. Cordts, Mamie McFaddin Ward and husband, Carroll E. Ward, W.P.H. McFaddin, Jr. and J.L.C. McFaddin to Texas Gulf Sulphur Company by deed dated November 12, 1954 recorded in Volume 960, Page 192, Deed Records, Jefferson County, Texas;

Thence South 57 degrees 43'02" East a distance of 820.77 feet to a 4/8" iron rod found at the PLACE OF BEGINNING of the tract or parcel of land herein described;

THENCE North 19 degrees 44'44" East a distance of 96.44 feet to a 5/8" iron rod found;

THENCE North 47 degrees 09'07" East a distance of 673.89 feet to a 1/2" iron rod found;

THENCE North 48 degrees 38'32" East a distance of 596.68 feet to a 1/2" iron rod found;

THENCE South 45 degrees 42'21" East a distance of 87.73 feet to a 1/2" iron rod found;

THENCE South 53 degrees 30'50" West a distance of 8.90 feet to a 1/2" iron rod found;

THENCE South 43 degrees 50'30" East a distance of 260.00 feet to a 1/2" iron rod found;

THENCE South 45 degrees 31'31" West a distance of 1217.60 feet to a 1/2" iron rod found;

THENCE North 52 degrees 39'42" West a distance of 348.52 feet to the PLACE OF BEGINNING, containing 10.6679 acres of land, more or less;

LESS AND EXCEPT THE FOLLOWING FOUR (4) PARCELS:

SAVE AND EXCEPT TRACT NO. 1:

BEING a 0.4122 acre tract or parcel of land situated in the P.H. Humphrey League, Abstract No. 32, Jefferson County, Texas and being out of and part of that certain called 10.6679 acre tract of land as conveyed by Palmera Properties, Inc. to Martin Gas Sales, Inc., as recorded in Clerk's File No. 98-9814112, Official Public Records of Real Property, Jefferson County, Texas, said 0.4122 acre tract of land being more particularly described as follows:

      Note: All bearings are based on the most Southerly portion of the Northwesterly line of the said 10.6679 acre Martin Gas Sales, Inc. tract as NORTH 19 degrees44'40" EAST as recorded in the above referenced deed.

COMMENCING at a 5/8" iron rod found for the most Westerly corner of the said
10.6679 acre Martin Gas Sales, Inc. tract, said corner also being the POINT OF BEGINNING of the said 10.6679 acre tract as described in the above referenced deed;

THENCE SOUTH 52 degrees 39'42" EAST, along and with the Southwesterly line of the said 10.6679 acre Martin Gas Sales, Inc. tract, for a distance of 348.52 feet to a point, said point being the most Southerly corner of the said 10.6679 acre Martin Gas Sales, Inc. tract;

THENCE NORTH 45 degrees 31'31" EAST, along and with the Southeasterly line of the said 10.6679 acre Martin Gas Sales, Inc. tract, for a distance of 366.26 feet to a point;

THENCE NORTH 44 degrees 28'29" WEST, perpendicular to the Southeasterly line of the said 10.6679 acre Martin Gas Sales, Inc. tract, for a distance of 39.68 feet to the POINT OF BEGINNING of the tract herein described;

THENCE NORTH 44 degrees 28'29" WEST, for a distance of 134.00 feet to a point for corner;

THENCE NORTH 45 degrees 31'31" EAST, for a distance of 134.00 feet to a point for corner;

THENCE SOUTH 44 degrees 28'29" EAST, for a distance of 134.00 feet to a point for corner;

THENCE SOUTH 45 degrees31'31" WEST, for a distance of 134.00 feet to the POINT OF BEGINNING and containing 0.4122 ACRES, more or less.

SAVE AND EXCEPT TRACT NO. 2:

BEING a 0.7638 acre tract or parcel of land situated in the P.H. Humphrey League, Abstract No. 32, Jefferson County, Texas and being out of and part of that certain called 10.6679 acre tract of land as conveyed by Palmera Properties, Inc. to Martin Gas Sales, Inc., as recorded in Clerk's File No. 98-9814112, Official Public Records of Real Property, Jefferson County, Texas, said 0.7638 acre tract of land being more particularly described as follows:

        Note: All bearings are based on the most Southerly portion of the Northwesterly line of the said 10.6679 acre Martin Gas Sales, Inc. tract as NORTH 19 degrees44'40" EAST as recorded in the above referenced deed.

COMMENCING at a 5/8" iron rod found for the most Westerly corner of the said
10.6679 acre Martin Gas Sales, Inc. tract, said corner also being the POINT OF BEGINNING of the said 10.6679 acre tract as described in the above referenced deed;

THENCE SOUTH 52 degrees 39'42" EAST, along and with the Southwesterly line of the said 10.6679 acre Martin Gas Sales, Inc. tract, for a distance of 348.52 feet to a point, said point being the most Southerly corner of the said 10.6679 acre Martin Gas Sales, Inc. tract;

THENCE NORTH 45 degrees 31'31" EAST, along and with the Southeasterly line of the said 10.6679 acre Martin Gas Sales, Inc. tract, for a distance of 273.62 feet to a point;

THENCE NORTH 44 degrees 28'28" WEST, perpendicular to the Southeasterly line of the said 10.6679 acre Martin Gas Sales, Inc. tract, for a distance of 173.68 feet to a 5/8" iron rod set for corner and the POINT OF BEGINNING of the tract herein described;

THENCE NORTH 44 degrees 28'29" WEST, for a distance of 101.71 feet to a 5/8" iron rod set for corner;

THENCE NORTH 05 degrees 38'50" EAST, for a distance of 49.78 feet to a 5/8" iron rod set for corner;

THENCE NORTH 45 degrees 31'31" EAST, for a distance of 221.41 feet to a 5/8" iron rod set for corner;

THENCE SOUTH 44 degrees 28'29" EAST, for a distance of 86.45 feet to a 5/8" iron rod set for corner;

THENCE SOUTH 10 degrees 38'31" EAST, for a distance of 59.22 feet to a 5/8" iron rod set for corner;

THENCE SOUTH 45 degrees 31'31" WEST, for a distance of 226.64 feet to the POINT OF BEGINNING and containing 0.7638 ACRES, more or less.

SAVE AND EXCEPT TRACT NO. 3:

BEING a 0.0275 acre tract or parcel of land situated in the he P.H. Humphrey League, Abstract No. 32, Jefferson County, Texas and being out of and part of that certain called 10.6679 acre tract of land as conveyed by Palmera Properties, Inc. to Martin Gas Sales, Inc. as recorded in Clerk's File No. 98-9814112, Official Public Records of Real Property of Jefferson County, Texas, said 0.0275 acre tract of land being more particularly described as follows:

COMMENCING at a 5/8" iron rod found for the most Westerly corner of the said
10.6679 acre Martin Gas Sales, Inc. tract, said corner also being the POINT OF BEGINNING of the said 10.6679 acre tract as described in the above referenced deed;

THENCE South 52 degrees 39' 42" East, along and with the Southwesterly line of the said 10.6679 acre Martin Gas Sales, Inc. tract, for a distance of 348.52 feet to a point, said point being the most Southerly corner of the said 10.6679 acre Martin Gas Sales, Inc. tract;

THENCE North 45 degrees 31' 31" East, along and with the Southeasterly line of the said 10.6679 acre Martin Gas Sales, Inc. tract, for a distance of 636.95 feet to a point;

THENCE North 44 degrees 28' 29" West, perpendicular to the Southeasterly line of the said 10.6679 acre Martin Gas Sales, Inc. tract, for a distance of 288.19 feet to a 5/8" iron rod set for the POINT OF BEGINNING of the tract herein described;

THENCE North 23 degrees 39' 14" West, for a distance of 44.00 feet to a 5/8" iron rod set for corner;

THENCE North 65 degrees 57' 58" East, for a distance of 27.13 feet to a 5/8" iron rod set for corner;

THENCE South 23 degrees 51' 08" East, for a distance of 44.19 feet to a "X" scribed in concrete set for corner;

THENCE South 66 degrees 22' 28" West, for a distance of 27.28 feet to the POINT OF BEGINNING and containing 0.0275 acres, more or less.

SAVE AND EXCEPT TRACT NO. 4:

BEING a 1.6486 acre tract or parcel of land situated in the P.H. Humphrey League, Abstract No. 32, Jefferson County, Texas and being out of and part of that certain called 10.6679 acre tract of land as conveyed by Palmera Properties, Inc. to Martin Gas Sales, Inc. as recorded in Clerk's File No. 98-9814112, Official Public Records of Real Property of Jefferson County, Texas, said 1.6486 acre tract of land being more particularly described as follows:

COMMENCING at a 5/8" iron rod found for the most Westerly corner of the said
10.6679 acre Martin Gas Sales, Inc. tract, said corner also being the POINT OF BEGINNING of the said 10.6679 acre tract as described in the above-referenced deed;

THENCE South 52 degrees 39' 42" East, along and with the Southwesterly line of the said 10.6679 acre Martin Gas Sales, Inc. tract, for a distance of 348.52 feet to a point said point being the most Southerly corner of the said 10.6679 acre Martin Gas Sales, Inc. tract;

THENCE North 45 degrees 31' 31" East, along and with the Southeasterly line of the said 10.6679 acre Martin Gas Sales, Inc. tract, for a distance of 832.40 feet to a point;

THENCE North 44 degrees 28' 29" West, perpendicular to the Southeasterly line of the said 10.6679 acre Martin Gas Sales, Inc. tract, for a distance of 46.91 feet to a 5/8" iron rod set for the POINT OF BEGINNING of the tract herein described;

THENCE North 44 degrees 35' 42" West, for a distance of 224.99 feet to a 5/8" iron rod set for corner;

THENCE North 47 degrees 14' 25" East, for a distance of 251.54 feet to a 5/8" iron rod set for corner;

THENCE South 87 degrees 00' 50" East, for a distance of 83.91 feet to a 5/8" iron rod set for corner;

THENCE North 44 degrees 14' 22" East, for a distance of 42.38 feet to a "X" scribed in concrete set for corner;

THENCE South 43 degrees 16' 43" East, for a distance of 141.35 feet to a 5/8" iron rod set for corner;

THENCE South 45 degrees 48' 37" West, for a distance of 39.11 feet to a 5/8" iron rod set for corner;

THENCE South 44 degrees 34' 25" East, for a distance of 14.83 feet to a 5/8" iron rod set for corner;

THENCE South 45 degrees 24' 30" West, for a distance of 308.02 feet to the POINT OF BEGINNING and containing 1.6486 acres, more or less;


LEAVING A TOTAL GROSS ACREAGE OF 7.8158 ACRES, MORE OR LESS.

                                    EXHIBIT B

                                COMMON USE AREAS

See attached.

                                    EXHIBIT C

                                BENEFITED PARCEL


Legal Description:         0.7638 Acre Tract or Parcel of Land
                           P.H. Humphrey League, Abstract No. 32
                           Jefferson County, Texas

BEING a 0.7638 acre tract or parcel of land situated in the P.H. Humphrey League, Abstract No. 32, Jefferson County, Texas and being out of and part of that certain called 10.6679 acre tract of land as conveyed by Palmera Properties, Inc. to Martin Gas Sales, Inc., as recorded in Clerk's File No. 98-9814112, Official Public Records of Real Property, Jefferson County, Texas, said 0.4122 acre tract of land being more particularly described as follows:

         Note: All bearings are based on the most Southerly portion of the Northwesterly line of the said 10.6679 acre Martin Gas Sales, Inc. tract as NORTH 19 degrees44'40" EAST as recorded in the above referenced deed.

COMMENCING at a 5/8" iron rod found for the most Westerly corner of the said
10.6679 acre Martin Gas Sales, Inc. tract, said corner also being the POINT OF BEGINNING of the said 10.6679 acre tract as described in the above referenced deed;

THENCE SOUTH 52 degrees 39'42" EAST, along and with the Southwesterly line of the said 10.6679 acre Martin Gas Sales, Inc. tract, for a distance of 348.52 feet to a point, said point being the most Southerly corner of the said 10.6679 acre Martin Gas Sales, Inc. tract;

THENCE NORTH 45 degrees 31'31" EAST, along and with the Southeasterly line of the said 10.6679 acre Martin Gas Sales, Inc. tract, for a distance of 273.62 feet to a point;

THENCE NORTH 44 degrees 28'28" WEST, perpendicular to the Southeasterly line of the said 10.6679 acre Martin Gas Sales, Inc. tract, for a distance of 173.68 feet to a 5/8" iron rod set for corner and the POINT OF BEGINNING of the tract herein described;

THENCE NORTH 44 degrees 28'29" WEST, for a distance of 101.71 feet to a 5/8" iron rod set for corner;

THENCE NORTH 05 degrees 38'50" EAST, for a distance of 49.78 feet to a 5/8" iron rod set for corner;

THENCE NORTH 45 degrees 31'31" EAST, for a distance of 221.41 feet to a 5/8" iron rod set for corner;

THENCE SOUTH 44 degrees 28'29" EAST, for a distance of 86.45 feet to a 5/8" iron rod set for corner;

THENCE SOUTH 10 degrees 38'31" EAST, for a distance of 59.22 feet to a 5/8" iron rod set for corner;

THENCE SOUTH 45 degrees 31'31" WEST, for a distance of 226.64 feet to the POINT OF BEGINNING and containing 0.7638 ACRES, more or less.


                                      C-1